EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2005

THE TOWN AND COUNTRY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-12056	52-6613091

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 East Lombard Street, Baltimore, MD	21202

(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (410) 539-7600

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 5, 2005, The Town and Country Trust (the “Trust”) issued a press release announcing its unaudited earnings for the quarter ended March 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

On May 5, 2005, the Trust issued a press release announcing its unaudited earnings for the quarter ended March 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

                    Not applicable.

     (b) Pro forma financial information

                    Not applicable.

     (c) Exhibits

                               The Exhibits to this Current Report are listed in the Exhibit Index on Page 3, which Exhibit Index is incorporated herein by this reference.

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release, dated May 5, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TOWN AND COUNTRY TRUST
	By:	/s/ Alan W. Lasker
Alan W. Lasker
Dated: May 10, 2005		Senior Vice President and Chief Financial Officer